SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              February 27, 1997
                                                              -----------------


                          WINSTAR COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                   1-10726                     13-3585278
(State or Other Jurisdiction      (Commission                 (IRS Employer
    of Incorporation)             File Number)              Identification No.)




230 Park Avenue, New York, New York                                 10169
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code    (212) 687-7577



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





                             Exhibit Index -- Page 4

                                Page 1 of 5 Pages

Item 5.           Other Events.

     On February 25, 1997, WinStar Communications, Inc. ("WinStar") issued a press release announcing that WinStar and its wholly owned subsidiary, WinStar Equipment Corp., have engaged two investment banks in connection with a private offering to sell $450 million of debt securities, in three tranches, in a 144A institutional private placement. A copy of such press release is annexed hereto as an exhibit.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 27 , 1997                     WINSTAR COMMUNICATIONS, INC.
                                                     (Registrant)


                                                  By:    /s/ Timothy R. Graham
                                                     --------------------------
                                                          Timothy R. Graham
                                                       Executive Vice President

                                  EXHIBIT INDEX


Exhibit Number                      Description

     99                             Press Release, dated February 25, 1997